Exhibit (n)(2)

                         CONSENT OF INDEPENDENT AUDITORS

          We consent to the reference of our firm under the captions "Financial Highlights", "Experts" and "Financial Statements" and to the incorporation by reference of our report dated February 10, 1998, in this Registration Statement (Form N-2 No. 811-4875) of Royce Value Trust, Inc.



                                                 /s/ ERNST & YOUNG LLP

New York, New York
April 24, 1998